UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2006

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On May 11, 2006, New Century Financial Corporation (the "Company"), following approval by its stockholders at the 2006 Annual Meeting of Stockholders of the Company held on May 10, 2006, filed Articles of Amendment with the State Department of Assessments and Taxation of the State of Maryland, to amend the Company’s charter as follows:

· Section 5.1(a) of Article V was amended to increase the number of authorized shares of preferred stock, par value $0.01 (the "Preferred Stock"), from 10,000,000 shares to 25,000,000 shares. The increase in the number of authorized shares of Preferred Stock, under certain circumstances, may have an anti-takeover effect by diluting the voting power of a person seeking to acquire control of the Company through a tender offer, proxy contest or otherwise. Such effect, however, was not the intent of the Company's board of directors in authorizing the additional shares of Preferred Stock.

· Section 5.2 of Article V was amended to: (i) amend the definition of "Excepted Holder Limit" to allow the Company’s board of directors to grant exemptions to the ownership limits on the value or number of shares of the Company a single stockholder or any group or affiliated stockholders may hold, as such ownership limit is defined in the Company’s charter, without having to reduce the ownership limit applicable to all other stockholders; (ii) amend the board of director’s ability to increase the ownership limit such that no increase of the ownership limit may be made if after giving effect to such increase, the Company would otherwise fail to qualify as a real estate investment trust; and (iii) provide clarifying language in several instances where needed, including the legend to be placed on stock certificates and the prohibition on record ownership of shares of the Company’s capital stock by "disqualified organizations" (as such term is defined in Section 860(e)(5) of the Internal Revenue Code of 1986, as amended).

Item 8.01 Other Events.

On May 11, 2006, the registrant issued a press release regarding the four proposals approved by the Company’s stockholders at the Company’s 2006 Annual Meeting of Stockholders, which was held on May 10, 2006. The full text of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. References to the registrant’s web site in the press release do not incorporate by reference the information on the registrant’s web site into this Current Report and the registrant disclaims any such incorporation by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated May 11, 2006, issued by New Century Financial Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

May 15, 2006	By:	/s/ Robert K. Cole

Name: Robert K. Cole
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 11, 2006, issued by New Century Financial Corporation.